                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 23, 2002
                                                --------------------------------

                     AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  File No. 1-13696                 31-1401455
-----------------         ------------------------         ---------------------
(State or other           (Commission file number)            (IRS employer
jurisdiction of                                               identification
incorporation)                                                number)


   703 Curtis Street, Middletown, Ohio                          45043
----------------------------------------                   ---------------------
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:513-425-5000
                                                   ------------


                            Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         On August 23, 2002, AK Steel Corporation and International Steel Group, Inc. announced that they have formed a partnership whereby AK Steel acquired a 60% interest in a flat-rolled steel electrogalvanizing facility located in Cleveland, Ohio.

Item 7.  Exhibit.
         -------

         (a)    Financial Statements of business acquired:

                Not applicable.

         (b)    Pro Forma financial information:

                Not applicable.

         (c)    Exhibit:


                99   Press Release dated August 23, 2002



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AK STEEL HOLDING CORPORATION


                                         /s/ Brenda S. Harmon
                                         ----------------------------
                                         Brenda S. Harmon
                                         Secretary

Dated:  August 23, 2002




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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit No.       Description
-----------       -----------

99                Press Release dated August 23, 2002






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